Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of BioPower Operations Corporation on Form 10-Q for the period ending August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, in the capacity and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 17, 2011

By /s/ ROBERT D. KOHN
Robert D. Kohn, Chief Executive Officer
and interim principal finance and accounting officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)